UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2013

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

310-787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2013, the Board of Directors (the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company”), approved a new form of Indemnification Agreement (the “New Indemnification Agreement”) to be entered into between the Company and its directors and officers. Effective December 5, 2013, the Company entered into a New Indemnification Agreement with each current member of the Board, the Company’s current executive officers and certain other Company officers as approved by the Board. Each New Indemnification Agreement with a current director or officer replaces and supersedes the prior indemnification agreement between the Company and such director or officer, if such director or officer was a party to a prior indemnification agreement with the Company. The New Indemnification Agreement is intended for use by the Company for indemnification agreements entered into by the Company with directors and officers on or after December 5, 2013.

The New Indemnification Agreement provides, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless the indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the New Indemnification Agreement provides for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The New Indemnification Agreement also provides that, in the event of a Potential Change in Control (as defined in the New Indemnification Agreement), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The New Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or Amended and Restated Bylaws of the Company, or the Delaware General Corporation Law. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

The foregoing summary of the New Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of New Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01 of this Current Report on Form 8-K, on December 5, 2013, the Company entered into a New Indemnification Agreement with each current member of the Board, the Company’s current executive officers and certain other Company officers as approved by the Board. Each such New Indemnification Agreement terminates and replaces and supersedes any prior indemnification agreement between the Company and any current member of the Board or current executive officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As noted in Item 5.07 below, at the 2013 Annual Meeting of Stockholders of the Company, held on December 5, 2013 (the “Annual Meeting”), the Company’s stockholders approved the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan (the “Amended Equity Plan”), which is an amendment and restatement of, and successor to, the Farmer Bros. Co. 2007 Omnibus Plan. The Amended Equity Plan, among other things, increases the number of shares of the Company’s Common Stock, par value $1.00 per share (“Common Stock”), authorized for issuance under the plan by 250,000 shares, from 1,125,000 shares to 1,375,000 shares. In addition, the Amended Equity Plan provides for the following material changes: limits the types of equity awards available to be granted under the Amended Equity Plan to performance-based options and restricted stock; limits participants in the Amended Equity Plan to directors, officers and other employees of the Company; limits the performance criteria that will be used to establish performance goals under the plan to (i) net sales or revenue; (ii) net income before tax and excluding gain or loss on sale of property, plant and equipment; and/or (iii) cash flow (including, but not limited to, operating cash flow and free cash flow); reduces the maximum number of shares of stock with respect to one or more awards that may be granted to any one participant during any calendar year from 250,000 to 75,000; requires that all options issued to employees include performance criteria or performance goals, unless issued in connection with the commencement of employment as an executive of the Company; provides for forfeiture of unvested awards upon termination of employment or termination of directorship, except as otherwise determined by the plan administrator; prohibits awards of restricted stock to employees except in connection with the commencement of employment as an executive of the Company; limits the value of restricted stock awards granted to any non-employee director to an amount not more than $30,000 annually; and prohibits delegation of administration of the plan to another committee or subcommittee of the Board, or authority to grant or amend awards to participants to a committee of one or more members of the Board or one or more officers of the Company.
A brief description of the material terms of the Amended Equity Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (“SEC”) on October 28, 2013 (the “Proxy Statement”), under the caption “Proposal No. 4 - Approval of the Proposed Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan,” and is incorporated herein by reference. That summary and the foregoing description of the Amended Equity Plan do not purport to be complete and are qualified in their entirety by reference to the Amended Equity Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on December 5, 2013, the stockholders of the Company: (i) elected Michael H. Keown, Charles F. Marcy, and Christopher P. Mottern to serve as Class I directors of the Company for a three-year term of office expiring at the 2016 Annual Meeting of Stockholders; (ii) ratified Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014; (iii) approved, on an advisory basis, the Company’s executive compensation; and (iv) approved the Amended Equity Plan. There were 16,454,024 shares of Common Stock entitled to vote at the Annual Meeting and a total of 12,486,027 shares of Common Stock (75%) represented at the Annual Meeting.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Directors:

Director Nominee	For	Withhold	Broker Non-Votes
Michael H. Keown	8,744,331	2,218,419	1,523,277
Charles F. Marcy	10,630,108	332,642	1,523,277
Christopher P. Mottern	10,589,721	373,029	1,523,277

2.	Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
8,586,864	2,459,601	1,439,562	0

3.	Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
7,363,679	2,541,814	1,057,257	1,523,277

4.	Approval of Proposed Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
8,500,965	2,352,465	109,320	1,523,277

Item 7.01 Regulation FD Disclosure.

At the Annual Meeting, Michael H. Keown, President and Chief Executive Officer, Mark J. Nelson, Treasurer and Chief Financial Officer, Jonathan Waite, Vice President of Coffee, and Sarah Beaubien, Director of Corporate Sustainability, addressed the attendees. An edited transcript of their remarks is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The transcript attached hereto as Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

The Company cautions you that certain statements contained in the transcript attached hereto as Exhibit 99.1, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services the Company expects to offer and other statements contained therein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations.  These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact.  These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning.  Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.  Users should not place undue reliance on the forward-looking statements, which speak only as of the date of the presentation.  The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described from time to time in our filings with the SEC.

Item 8.01 Other Events.

Executive Officers

On December 5, 2013, the Board appointed Guenter W. Berger as Chairman of the Board and appointed the following executive officers:

Name	Title
Michael H. Keown	President and Chief Executive Officer
Mark J. Nelson	Treasurer and Chief Financial Officer
Mark A. Harding	Senior Vice President of Operations
Thomas W. Mortensen	Senior Vice President of Route Sales
Teri L. Witteman	Secretary

Committee Appointments

On December 5, 2013, the Board appointed the following directors to its standing committees:

Committee	Members
Audit Committee	Hamideh Assadi, Randy E. Clark and Christopher P. Mottern (Chair)
Compensation Committee	Hamideh Assadi, Randy E. Clark and Jeanne Farmer Grossman (Chair)
Nominating Committee	Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Charles F. Marcy (Chair) and Christopher P. Mottern

All members of the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member is independent under the Nasdaq listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. That person is Christopher P. Mottern, the Audit Committee Chairman.

Equity Awards to Non-Employee Directors

On December 5, 2013, the Board, in accordance with the Company’s standard non-employee director compensation program as described in the Proxy Statement under the caption “Director Compensation,” granted to each of the Company’s non-employee directors, 1,459 shares of restricted stock based on the closing price of the Company’s common stock as reported on the NASDAQ Global Market on December 5, 2013, the date of grant, under the Amended Equity Plan. The shares will vest ratably over three years, subject to the non-employee director’s continued service to the Company.  The Board members who received this award were:  Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Charles F. Marcy and Christopher P. Mottern.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on December 5, 2013 (with schedule of indemnitees attached)
10.2	Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan
99.1
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer, Mark J. Nelson, Treasurer and Chief Financial Officer, Jonathan Waite, Vice President of Coffee, and Sarah Beaubien, Director of Corporate Sustainability, at the 2013 Annual Meeting of Stockholders on December 5, 2013

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 11, 2013

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Name: Mark J. Nelson
Title: Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on December 5, 2013 (with schedule of indemnitees attached)
10.2	Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan
99.1
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer, Mark J. Nelson, Treasurer and Chief Financial Officer, Jonathan Waite, Vice President of Coffee, and Sarah Beaubien, Director of Corporate Sustainability, at the 2013 Annual Meeting of Stockholders on December 5, 2013